MBL Variable Contract Account-7

                Supplement Dated November 5, 1997
                 To Prospectus Dated May 1, 1997

      This supplement should be read in conjunction with the MBL Variable Contract Account-7 (the "Account") prospectus, a copy of which can be obtained without charge from Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN: MBL VARIABLE CONTRACT ACCOUNT-7, or by telephoning 1-800-435-3191.

The Board of Directors of MBL Life Assurance Corporation ("MBL Life"), the owner of the Account's investment adviser, First Priority Investment Corporation ("First Priority"), has publicly announced the intention to explore opportunities for the sale of MBL Life. While no acquiror of MBL Life has been identified at this stage, a sale transaction may, depending on the structure of the transaction and the future plans of the acquiror, result in a change of control of First Priority. If there is a change of control of First Priority, contract holders of the Account would receive a proxy statement describing the proposed new agreement and related matters and would be asked to approve such changes. In any event, this prospectus will be supplemented as necessary to reflect any related developments that may affect the contract holders of the Account.